CERTIFICATION OF CEO
               PURSUANT TO SECTION 302 OF THE
                  SARBANES-OXLEY ACT OF 2002

     I, Anthony Paterra, CEO of Diasense, Inc., certify that:

     (1) I have reviewed the quarterly report on Form 10-Q of Diasense, Inc.;

     (2) Based upon my knowledge, this quarterly report does not contain any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     (3) Based upon my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition and results of operations of the registrant, as of, and for, the periods presented in this quarterly report;

     (4) I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange
       Act Rules 13a-14 and 15d-14) for the registrant and;

          a. have designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this quarterly report is being prepared;

          b. have evaluated the effectiveness of the registrant's disclosure controls and procedures within 90 days of the date of this quarterly report (the "Evaluation Date"); and

          c. have presented in this quarterly report my conclusions about the effectiveness of the disclosure controls and procedures based on my evaluation as of the Evaluation Date;

     (5) I have disclosed, based on my most recent evaluation, to the registrant's auditors and to the audit committee of the registrant's board of directors (or persons performing the equivalent function):

          a. all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

          b. any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls;
            and





      (6) I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of my most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


                                        /s/ Anthony Paterra
                                        Anthony Paterra, CEO

                                        January 7, 2005